AMENDMENT NO. 22
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          This Amendment No. 22 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the “Trust”) amends, effective June 19, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to add Invesco Global Markets Strategy Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 19, 2012.

By: Name:	/s/ John M. Zerr John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Balanced-Risk Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Balanced-Risk Commodity Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco China Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Commodities Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Developing Markets Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Emerging Markets Equity Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Emerging Market Local Currency Debt Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Endeavor Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Global Health Care Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Investor Class Shares

Invesco Global Markets Strategy Fund	Class H1 Shares

Invesco International Total Return Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Pacific Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Premium Income Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Small Companies Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares”